Exhibit 99.6

550 DMV

CONSENT AND WAIVER AGREEMENT

THIS CONSENT AND WAIVER AGREEMENT (this “Agreement”) is made and entered into by and among between 550 Digital Media Ventures, Inc. (together with its predecessor in interest, “550 DMV”), the investors listed on the signature pages below (collectively, “VPVP”), and eUniverse, Inc. (the “Company”).

RECITALS

A. 550 DMV is the owner of 3,366,154 shares of Common Stock of the Company and 1,923,077 shares of Series B Preferred Stock of the Company (which constitutes all of the outstanding Series B Preferred Stock of the Company) and a holder of that certain Second Amended and Restated Convertible Secured Promissory Note dated as of March 28, 2003, executed by the Company and payable to the order of 550 DMV in the principal amount of $1,789,764 (the “DMV Note”).

B. Concurrently herewith, VPVP and the Company are entering into that certain Series C Preferred Stock Purchase Agreement, pursuant to which VPVP will purchase 5,333,333 shares of Series C Preferred Stock (the “Series C Preferred Stock”) from the Company (the “Stock Purchase Agreement”). The rights, preferences and privileges associated with the Series C Preferred Stock are specified on the Certificate of Designation attached as an exhibit to the Stock Purchase Agreement.

C. Concurrently herewith, VPVP and the Company have agreed to amend and restate that certain secured promissory note dated July 15, 2003 in the principal amount of $2,500,000 (as amended and restated, the “Secured Note”) to, among other changes, provide that such Secured Note shall be convertible into shares of Series C-1 Preferred Stock of the Company (the “Series C-1 Preferred Stock”). The rights, preferences and privileges associated with the Series C-1 Preferred Stock are specified on the Certificate of Designation attached as an exhibit to the Stock Purchase Agreement.

D. Under the terms of the Stock Purchase Agreement, following the required stockholder approvals and the satisfaction of certain other conditions, (i) VPVP or its affiliate will either provide to the Company a senior secured loan in the amount of up to $4,000,000 (the “New Secured Loan”) or guarantee the New Secured Loan provided by a third party and (ii) VPVP will receive warrants to purchase up to 1,000,000 shares of Series C Preferred Stock for an exercise price of $2.00 per share (the “Warrants”).

E. The execution and delivery of this Agreement is a condition precedent to the obligations of VPVP under the Stock Purchase Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants of the parties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Consent of 550 DMV. 550 DMV hereby consents to VPVP’s purchase of Series C Preferred Stock pursuant to the Stock Purchase Agreement, all transactions and the execution of any additional documents contemplated thereunder, the changes to the Secured Note and the issuance of the Warrants to VPVP. 550 DMV hereby waives any and all terms, covenants or provisions contained in the Certificate of Designation of Series B Convertible Preferred Stock (the “Series B Certificate”) of the Company (including the preemptive rights contained in Section 7 thereof), in warrants issued to 550 DMV, and in any other agreements between the Company and 550 DMV or any of its affiliates (collectively, the “550 DMV Documents”) solely as necessary to permit the completion of VPVP’s financing and the other transactions contemplated by the Stock Purchase Agreement, the Secured Note and the Warrants without resulting in a default or a deemed Change of Control (as defined in the 550 DMV Documents) under the 550 DMV Documents, the Series B Certificate or any other agreements between 550 DMV or any of its affiliates and the Company. 550 DMV hereby agrees that the Warrants, the shares of Series C Preferred Stock to be issued to VPVP pursuant to the Stock Purchase Agreement between VPVP and the Company, any shares of preferred stock issued upon exercise of the Warrants, any shares of Series C-1 Preferred Stock issued upon conversion of the Secured Note and any shares of common stock issuable upon conversion of any such shares of preferred stock shall not constitute (x) the issuance of additional Common Stock under Section 5 of the Series B Certificate, (y) Additional Shares of Common Stock under Section 6(c) of that certain warrant convertible into the Company common stock held by 550 DMV or (z) otherwise be deemed to trigger the anti-dilution provisions of any security of the Company held by 550 DMV or any affiliate thereof or any agreement between any of them and the Company. 550 DMV hereby irrevocably covenants to vote all of its shares in the Company in favor of the transactions set forth in Schedule 1.

2. Agreement to Subordinate 550 DMV Obligations. 550 DMV agrees to subordinate its rights under the DMV Note to the New Secured Loan upon such terms as a commercial lender thereunder shall require, and to execute such subordination and related documents as such lender shall request; provided, however, if the lender is VPVP, then VPVP’s security interest shall be pari passu with 550 DMV’s security interest under the DMV Note.

3. Release of Certain Claims.

3.1 550 DMV hereby releases and forever discharges eUniverse, Inc., and each of its past, present, and future directors, officers, employees, agents, attorneys, representatives, principals, partners, shareholders, joint venturers, lenders, sureties, experts, consultants, parent corporations, sister corporations, subsidiaries, affiliated entities, predecessors, successors, and assigns (hereinafter, all such related persons and entities are collectively referred to as the “eUniverse Related Persons”) from any and all liabilities, claims, causes of action, suits, debts, liens, rights, duties, obligations, agreements, promises, warranties, representations, damages, losses, costs (including costs of suit and attorney’s fees and expenses), or demands, of whatever nature, character, type, or description, whether known or unknown, existing or potential, or suspected or unsuspected (collectively “Claims”), which 550 DMV has or asserts, or may hereafter have or assert, against eUniverse or any of the eUniverse Related Persons based on any act or omission of the Company or any eUniverse Related Persons occurring at any time prior to the date of this Agreement and arising in connection with, or related to, the 550 DMV Documents, any agreements with eUniverse or the eUniverse Related Persons, and/or 550 DMV’s

status as a shareholder of the Company, including, but not limited to, any Claims based on the breach of any representation, warranty or covenant contained in the 550 DMV Documents or based on federal or state securities laws in connection with the Company’s recent restatement of financial results for its fiscal year 2003 and the matters and allegations at issue in the purported class and derivative stockholder actions pending against the Company in the State and Federal Courts located in Los Angeles (the foregoing matters released in this Section shall collectively be referred to as “550 DMV Released Claims”).

3.2 550 DMV hereby waives and relinquishes any rights, defenses, or benefits it may have under section 1542 of the Civil Code which provides as follows:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.”

3.3 550 DMV represents and warrants that it has not assigned or transferred, nor purported to assign or transfer, to any other person or entity any of their rights or interests in any of the 550 DMV Released Claims, and 550 DMV agrees to indemnify and hold harmless the Company, and each of the eUniverse Related Persons from any liability, claims, causes of action, obligations, demands, damages, costs, attorney’s fees, or expenses incurred by them as a result of any person or entity asserting any assignment or transfer of any rights or interests in any of 550 DMV Released Claims.

3.4 The release set forth in this Section 3 is not intended to, and shall not, terminate or vitiate or have any effect on the DMV Note or any rights of DMV thereunder or under DMV’s security documents securing the obligations under the DMV Note or the rights that DMV may have to certain online advertising impressions.

4. Option.

4.1 Option Exercise. Within 5 business days after closing of the purchase by VPVP of the Series C Preferred Stock under the Stock Purchase Agreement, VPVP shall partially exercise its option under the Option Agreement to purchase 454,545 shares of the Series B Preferred Stock held by 550 DMV for an aggregate purchase price of $500,000.

4.2 Amendment of Option Agreement. The Option Agreement is hereby amended to provide that

(a) the “Termination Date” (as defined in the Option Agreement) shall be deemed to be April 16, 2004 instead of January 16, 2004.

(b) Section 14 of the Option Agreement is amended to provide that the Option may be partially exercised by the holder of the Option.

5. DMV Note. The Company shall expeditiously provide to DMV a replacement note to the DMV Note, with such replacement showing the principal to be $1,789,764 plus the outstanding interest of $613,764, with all such interest being converted to principal, with the result being that the total outstanding principal shall equal $2,403,528.

6. Miscellaneous Provisions.

6.1 Binding Effect. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, and assigns. Each party shall notify its respective transferees or assignees that this Agreement is in effect. Each party shall notify the other in writing of any such assignment or transfer.

6.2 Waiver. Failure of any party at any time to require performance of any provision of this Agreement shall not limit such party’s right to enforce such provision, nor shall any waiver of any breach of any provision of this Agreement constitute a waiver of any succeeding breach of such provision or a waiver of such provision itself. Each party hereby agrees that this Agreement satisfies all notice requirements under any of the 550 DMV documents with respect to the transactions described herein.

6.3 Amendment. This Agreement may not be modified or amended except by the written agreement of the parties. No attempted waiver of any provision of this Agreement shall be binding unless in writing and signed by the party to be bound.

6.4 Severability. If any term or provision of this Agreement or the application thereof to any person or circumstance shall to any extent be held invalid or unenforceable, the remainder of this Agreement and the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term or provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

6.5 Integration. This Agreement contains the entire agreement and understanding of the parties with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements among them with respect to such matters.

6.6 Notices. Notices under this Agreement shall be in writing and shall be effective when actually delivered, by facsimile or by personal delivery, or three (3) days after being deposited in the United States Mails, certified, return receipt requested, directed to the other party at the address set forth below, or to such other address as the party may indicate by written notice:

If to the Company:	eUniverse, Inc.
6060 Center Drive, Suite 300
Los Angeles, California 9045
Attention: General Counsel
Facsimile: (310) 258-2758

If to VPVP:	Vantage Point Venture Partners
1001 Bayhill, Suite 300
San Bruno, CA 94066
Attention: General Counsel
Facsimile: (650)869-6078

If to 550 DMV:	Sony Music Entertainment Inc.
550 Madison Avenue
New York, New York 10022
Attention: Executive Vice President, Business Affairs
Facsimile: (212) 833-7844

And

Sony Music Entertainment Inc.
550 Madison Avenue
New York, New York 10022
Attention: General Counsel and Senior Vice President
Facsimile: (212) 833-4533

6.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state of California without reference to conflict of laws principles.

6.8 Construction and Interpretation. The headings or titles of the sections of this Agreement are intended for ease of reference only and shall have no effect whatsoever on the construction or interpretation of any provision of this Agreement. All provisions of this Agreement have been negotiated at arms length, each party having legal counsel, and this Agreement shall not be construed for or against any party by reason of the authorship or alleged authorship of any provision hereof, notwithstanding that each party may have signed a separate signature page. The language in this Agreement shall be construed as to its fair meaning and not strictly for or against any party.

6.9 Counterparts. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument, notwithstanding that one or more parties may have signed a separate signature page.

6.10 No Third Party Beneficiaries. This Agreement and the terms and provisions hereof are solely for the benefit of the parties hereto and their respective successors and permitted assigns and shall not in any way benefit any other person.

6.11 Dispute Resolution. In the event of any dispute arising out of or relating to this Agreement, then such dispute shall be resolved solely and exclusively by confidential binding arbitration with the San Francisco branch of JAMS (“JAMS”) to be governed by JAMS’ Commercial Rules of Arbitration (the “JAMS Rules”) and heard before one arbitrator. The parties shall attempt to mutually select the arbitrator. In the event they are unable to mutually agree, the arbitrator shall be selected by the procedures prescribed by the JAMS Rules. Each party shall bear its own attorneys’ fees, expert witness fees, and costs incurred in connection with any arbitration.

6.12 Waiver of Jury Trial.

EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, AND AGREE TO THE ARBITRATION PROVISION CONTAINED IN SECTION 6.11.

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IN WITNESS WHEREOF, the parties have executed this Consent and Waiver Agreement as of the date first above written.

550 DMV:	550 Digital Media Ventures, Inc. a Delaware corporation

	By:	/s/ MARK R. EISENBERG

	Name:	Mark R. Eisenberg
	Title:	Senior Vice President & General Counsel

THE COMPANY:	eUniverse, Inc., a Delaware corporation

	By:	/s/ BRETT C. BREWER

	Name:	Brett C. Brewer
	Title:	President

VPVP:	VantagePoint Venture Partners IV(Q), L.P.
By: VantagePoint Venture Associates IV, L.L.C.,
Its General Partner

	By:	/s/ ALAN E. SALZMAN

	Name:	Alan E. Salzman
	Title:	Managing Member

VantagePoint Venture Partners IV, L.P.
By: VantagePoint Venture Associates IV, L.L.C.,
Its General Partner

Date: October 31, 2003	By:	/s/ ALAN E. SALZMAN

	Name:	Alan E. Salzman
	Title:	Managing Member

VantagePoint Venture Partners IV Principals Fund, L.P.
By: VantagePoint Venture Associates IV, L.L.C.,
Its General Partner

By:	/s/ ALAN E. SALZMAN

Name:	Alan E. Salzman
Title:	Managing Member

[SIGNATURE PAGE TO CONSENT AND WAIVER AGREEMENT]

Schedule 1

Summary of Transactions

1.	The offer, sale and issuance of $8 million of Series C Convertible Preferred Stock of the Company, pursuant to the Stock Purchase Agreement and the exhibits and schedules thereto.

2.	The amendment and restatement of the $2.5 million note from the Company to VP Alpha Holdings IV, L.L.C. (“VP Alpha”).

3.	The potential loan of up to $4 million to the Company and issuance of up to 1 million Warrants in connection therewith, as described in the Stock Purchase Agreement.

4.	The various rights granted to VPVP under the Stock Purchase Agreement and its exhibits, including but not limited to Board seats, registration rights, and various other information and other rights set forth therein.

5.	The rights of VP Alpha under the Option Agreement dated July 15, 2003 by and between 550 DMV, the Company and VP Alpha.